UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 22, 2004
(Date of earliest event reported)

CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-9371	38-3160141
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

24 Frank Lloyd Wright Drive
Lobby L, 4th Floor
Ann Arbor, Michigan		48106
(Address of Principal Executive Offices)		(Zip Code)

(734) 994-5505
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.02. Termination of a Material Definitive Agreement.
Forward-Looking Statements
SIGNATURES

Section 1 — Registrant’s Business and Operations

Item 1.02. Termination of a Material Definitive Agreement.

     On December 22, 2004, GE Franchise Finance Corporation (“GE Capital”) elected to terminate a certain Agreement of Sale (the “Agreement”) dated November 19, 2004, by and between Captec Franchise Capital Partners L.P. III (the “Partnership”) and GE Capital. There is no material relationship between the Partnership or its affiliates and GE Capital, other than in respect of the Agreement.

     Under the Agreement, the Partnership agreed to sell to GE Capital twelve of the Partnership’s properties, and certain real property leases, equipment and equipment leases related to such properties, for an aggregate purchase price of $20,565,000. The Agreement provided that the purchase price could be adjusted if, among other things, less than all the properties set forth in the Agreement were sold to GE Capital due to the exercise by tenants of certain rights of first refusal contained in the property leases or for certain changes in the 10 Year U.S. Swap Interest Rate Index. The Agreement also provided that GE Capital’s obligations under the Agreement were contingent upon the satisfaction of certain conditions, which included, among other things, the condition that GE Capital obtain all necessary board of directors’ and related investment approvals for the transactions contemplated by the Agreement.

     On December 22, 2004, GE Capital informed the Partnership that it was electing to terminate the Agreement on the basis that GE Capital was unable to obtain the necessary board of directors’ and related investment approvals for the transactions contemplated by the Agreement. The Partnership did not incur any material early termination penalties in connection with the termination of the Agreement.

Forward-Looking Statements

     This Form 8-K contains forward-looking statements, which are any statements other than statements of historical fact. As utilized in this document, words such as “intends,” “anticipates,” “expects,” “will,” “could,” “estimate” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements, including statements concerning anticipated future revenues, by their nature involve substantial risks and uncertainties, many of which are beyond the Partnership’s control and the Partnership’s actual results may differ materially depending on a variety of important factors. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. The Partnership disclaims any obligation to update or revise these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events, except as may be required by law.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III

By:	GP3 Asset Acquisition, LLC
General Partner of Captec Franchise Capital Partners L.P. III

By:	/s/ Patrick L. Beach

Patrick L. Beach
President

Date:	December 28, 2004